Consolidated Schedule of Investments PIMCO Access Income Fund	March 31, 2026 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 157.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 39.6%
Aligned Data Centers International LP 7.223% due 12/18/2029 «~		$3,400	$3,422
Altice France SA
7.797% (TSFR3M + 4.125%) due 04/30/2028 ~		852	849
8.735% (TSFR3M + 5.063%) due 10/30/2028 ~		3,148	3,139
9.047% (TSFR3M + 5.375%) due 05/14/2029 ~		2,628	2,616
10.547% (TSFR3M + 6.875%) due 05/31/2031 ~		1,938	1,946
AP Core Holdings II LLC 9.428% (TSFR3M + 5.500%) due 09/01/2027 ~		1,844	1,802
Bausch Health Cos., Inc. 9.918% (TSFR1M + 6.250%) due 10/08/2030 ~		2,182	2,112
Central Parent, Inc. 6.950% (TSFR3M + 3.250%) due 07/06/2029 ~		7,496	5,369
Cerba Healthcare SAS
5.839% (EUR006M + 3.700%) due 06/30/2028 ~	EUR	2,500	2,137
6.089% (EUR006M + 3.950%) due 02/16/2029 ~		3,000	2,561
Circor International, Inc. 0.500% due 06/20/2029 «~µ		$166	167
Clover Holdings 2 LLC TBD% - 3.500% due 12/10/2029 ~µ		846	780
Comexposium
TBD% (EUR012M + 0.000%) due 03/28/2031 «~	EUR	5,476	7,722
TBD% (EUR012M + 0.000%) due 07/10/2031 «~		13,232	18,659
TBD% - 1.138% (EUR012M + 0.000%) due 10/16/2031 «~		1,916	2,701
Coreweave Compute Acquisition Co. II LLC 13.266% - 13.326% (TSFR3M + 9.620%) due 07/31/2028 «~		$2,187	2,252
Coreweave Compute Acquisition Co. IV LLC 9.669% - 9.700% (TSFR3M + 6.000%) due 05/16/2029 «~		5,823	6,000
Databricks, Inc.
1.000% due 01/05/2032 ~µ		362	361
8.171% (TSFR1M + 4.500%) due 01/05/2032 ~		1,638	1,629
Dun & Bradstreet Corp.
0.500% - 5.500% due 08/26/2032 «~µ		155	156
0.500% - 5.500% (TSFR1M + 5.500%) due 08/26/2032 «~		1,551	1,520
Envalior Finance GmbH 7.526% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,400	2,495
Envision Healthcare Corp.
11.641% (TSFR3M + 7.875%) due 07/20/2026 «~		$102	102
11.641% (TSFR3M + 7.875%) due 11/03/2028 «~		14,057	14,478
Espai Barca Fondo De Titulizacion (6.500% PIK) 6.500% (EUR006M + 0.000%) due 06/30/2028 «~(b)	EUR	3,432	4,345
Finastra USA, Inc.
7.671% (TSFR3M + 4.000%) due 09/15/2032 ~		$5,700	5,366
10.674% (TSFR3M + 7.000%) due 09/15/2033 ~		400	346
Forward Air Corp. 8.167% (TSFR3M + 4.500%) due 12/19/2030 ~		3,539	3,454
Galaxy U.S. Opco, Inc. 12.667% (TSFR3M + 5.250%) due 07/31/2030 ~		5,994	5,202
Gateway Casinos & Entertainment Ltd. 9.936% (TSFR3M + 6.250%) due 12/18/2030 ~		2,515	2,521
Gray Television, Inc. 8.918% (TSFR1M + 5.250%) due 06/04/2029 ~		24	24
Guardian
1.000% due 08/29/2032 «~µ		300	300
9.167% (TSFR3M + 5.500%) due 08/29/2032 «~		2,100	2,081
Harp Finco Ltd. 8.727% due 03/27/2032 «~	GBP	2,319	3,092
Houghton Mifflin Harcourt Publishing Co. 9.018% (TSFR1M + 5.250%) due 04/09/2029 ~		$100	85
iHeartCommunications, Inc. 9.557% (TSFR1M + 5.775%) due 05/01/2029 ~		2,795	2,458
Ineos U.S. Finance LLC 6.918% (TSFR1M + 3.250%) due 02/18/2030 ~		4,563	4,001
Ivanti Software, Inc.
8.411% (TSFR3M + 4.750%) due 06/01/2029 ~		4,768	3,236
9.411% (TSFR3M + 5.750%) due 06/01/2029 ~µ		636	637
J&J Ventures Gaming LLC 8.782% (TSFR1M + 5.000%) due 04/26/2028 «~		1,152	1,152
McAfee LLC 6.668% (TSFR1M + 3.000%) due 03/01/2029 ~		497	446
MPH Acquisition Holdings LLC
7.417% (TSFR3M + 3.750%) due 12/31/2030 ~		136	136
8.528% (TSFR3M + 4.600%) due 12/31/2030 ~		3,910	3,481

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Newfold Digital Holdings Group, Inc.
7.269% - 9.442% (TSFR1M + 3.500%) due 04/30/2029 ~		3,170	2,184
7.269% - 9.442% (TSFR3M + 5.750%) due 04/30/2029 «~		316	240
Nscale AS TBD% - 8.700% (TSFR3M + 5.000%) due 08/11/2032 «~µ		3,000	3,000
OCS Group Holdings Ltd. 8.980% due 11/28/2031 ~	GBP	1,700	2,242
Paradigm Parent LLC 8.200% (TSFR3M + 4.500%) due 04/16/2032 ~		$1,393	1,156
Peraton Corp.
7.517% (TSFR3M + 3.750%) due 02/01/2028 ~		16,726	14,315
11.523% (TSFR3M + 7.750%) due 02/01/2029 ~		480	348
Polaris Newco LLC
6.026% (EUR003M + 4.000%) due 06/02/2028 ~	EUR	2,726	2,684
7.928% (TSFR3M + 4.000%) due 06/02/2028 ~		$9,704	8,567
Poseidon Bidco SASU 7.504% (EUR006M + 5.000%) due 03/13/2030 ~	EUR	3,600	1,248
Promotora de Informaciones SA
7.249% (EUR003M + 5.220%) due 06/29/2029 ~		21,112	24,524
7.499% (EUR003M + 5.470%) due 12/31/2029 «~		4,274	4,829
Puris LLC 9.420% - 9.451% (TSFR3M + 5.750%) due 06/30/2031 «~		$1,936	1,871
SCUR-Alpha 1503 GmbH 9.167% (TSFR3M + 5.500%) due 03/29/2030 ~		5,777	5,084
Softbank Vision Fund II 7.350% (TSFR3M + 3.650%) due 04/25/2029 «~		2,647	2,691
Spruce Bidco II, Inc.
0.500% - 8.371% (TSFR6M + 4.750%) due 01/30/2032 «~µ		260	259
0.500% - 8.371% (JY0003M + 5.000%) due 01/30/2032 «~	JPY	22,195	139
0.500% - 8.371% (CDOR06 + 4.750%) due 01/30/2032 «~	CAD	207	148
0.500% - 8.371% (TSFR6M + 4.750%) due 01/30/2032 «~		$1,144	1,134
Steenbok Lux Finco 2 SARL 1TBD% due 12/31/2028 ~	EUR	24,948	7,742
Stepstone Group Midco 2 GmbH
6.599% (EUR006M + 4.500%) due 04/26/2032 ~		7,800	7,920
8.199% (TSFR6M + 4.500%) due 12/19/2031 ~		$1,290	1,135
Strategic Gaming Commitment 10.672% (TSFR3M + 7.000%) due 10/15/2030 «~		2,200	2,244
Subcalidora 2 7.877% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	6,400	7,231
Syniverse Holdings, Inc. 10.700% (TSFR3M + 7.000%) due 05/13/2027 «~		$9,159	8,483
Transnet SOC Ltd. 10.658% due 03/02/2028 «~	ZAR	24,895	1,452
U.S. Renal Care, Inc. 8.782% (TSFR1M + 5.000%) due 06/28/2028 ~		$21,147	19,973
Unicorn Bay 13.000% due 12/31/2026 «~	HKD	34,917	4,509
Upfield BV TBD% due 10/31/2030	GBP	6,500	8,238

Total Loan Participations and Assignments (Cost $287,642)			272,928

CORPORATE BONDS & NOTES 26.8%
BANKING & FINANCE 6.1%
Alamo Re Ltd. 15.390% (FHMMUSTF + 11.880%) due 06/08/2026 ~		$300	306
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		4,200	3,840
Cape Lookout Re Ltd.
8.760% (FHMMUSTF + 5.250%) due 03/21/2033 ~		250	250
9.510% (FHMMUSTF + 6.000%) due 03/21/2033 ~		250	250
12.239% (GSMMUSTF + 8.702%) due 04/05/2027 ~(i)		800	813
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2028 (b)	EUR	509	306
East Lane Re VII Ltd. 12.160% (BRMMUSDF + 8.500%) due 03/31/2032 ~		$250	250
Everglades Re II Ltd.
14.041% (GSMMUSTI + 10.500%) due 05/13/2027 ~		300	304
15.041% (GSMMUSTI + 11.500%) due 05/13/2031 ~		300	305
16.291% (GSMMUSTI + 12.750%) due 05/13/2027 ~		300	305
Gateway Re Ltd. 5.560% (BRMMUSDF + 2.000%) due 07/06/2029 ~		700	700
Golden Bear Re Ltd.
13.162% (T-BILL 1MO + 9.500%) due 03/08/2032 ~		250	250
13.412% (JMMMUSTF + 9.750%) due 01/08/2029 ~		420	428
Greengrove RE Ltd. 11.290% (BNMMDTSC + 7.750%) due 04/08/2032 ~		250	259
Hestia Re Ltd. 3.640% (BNMMDTSC + 0.100%) due 04/22/2029 ~		27	15
Integrity RE III Ltd. 29.010% (FHMMUSTF + 25.500%) due 06/06/2027 ~		250	275
Integrity Re Ltd.
20.744% (FHMMUSTF + 17.234%) due 06/08/2026 ~(i)		400	412
26.306% (FHMMUSTF + 22.796%) due 06/08/2026 ~		400	415

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

ION Platform Finance SARL
6.500% due 09/30/2030 (i)	EUR	2,500	2,414
6.875% due 09/30/2032 (i)		1,800	1,663
7.875% due 05/01/2029 (i)		5,600	6,041
ION Platform Finance U.S., Inc. 7.875% due 09/30/2032		$200	155
ION Platform Finance U.S., Inc./ION Platform Finance SARL
5.000% due 05/01/2028 (i)		500	468
8.750% due 05/01/2029 (i)		1,400	1,303
9.000% due 08/01/2029 (i)		2,200	2,042
9.500% due 05/30/2029 (i)		1,100	1,037
Luca RE Ltd. 10.810% (JMMMUSTF + 7.250%) due 07/22/2031 ~(i)		300	309
Nature Coast Re Ltd.
11.661% (T-BILL 3MO + 8.000%) due 02/26/2030 ~		250	249
13.291% (GSMMUSTI + 9.750%) due 04/10/2033 ~		250	259
Polestar Re Ltd.
14.150% (BRMMUSDF + 10.590%) due 01/07/2028 ~		300	314
16.810% (BRMMUSDF + 13.250%) due 01/07/2027 ~		800	827
Quercus II Re DAC 13.079% (EUR003M + 11.000%) due 01/07/2028 ~	EUR	250	289
Sanders Re III Ltd. 15.880% (BRMMUSDF + 12.320%) due 04/09/2029 ~		$1,815	1,180
Thames Ssnm Unfunded Comm 9.750% due 10/10/2027	GBP	27	34
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	18,731	3,518
Torrey Pines Re Ltd.
9.596% (JMMMUSTF + 6.036%) due 06/07/2027 ~(i)		$250	258
10.666% (JMMMUSTF + 7.106%) due 06/07/2027 ~		250	259
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030 (i)		8,000	7,533
Ursa Re II Ltd. 11.411% (MSMMUSTF + 7.750%) due 06/07/2028 ~		250	252
Ursa Re Ltd.
11.041% (GSMMUSTI + 7.500%) due 02/22/2028 ~(i)		400	409
12.810% (JMMMUSTF + 9.250%) due 12/07/2028 ~(i)		900	926
Winston RE Ltd. 15.230% (BNMMDTSC + 11.690%) due 02/26/2031 ~		700	731

			42,153

INDUSTRIALS 17.4%
Altice France Lux 3/Altice Holdings 1 10.000% due 01/15/2033 (i)		3,178	2,892
Altice France SA 9.500% due 11/01/2029 (i)		998	1,009
ams-OSRAM AG
10.500% due 03/30/2029 (i)	EUR	4,800	5,830
12.250% due 03/30/2029 (i)		$2,250	2,395
APLD ComputeCo 2 LLC 6.750% due 03/15/2031 (i)		400	397
Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (i)		3,800	2,863
10.375% due 03/31/2029 (i)	GBP	1,600	1,638
Beignet Investor LLC 6.581% due 05/30/2049 (i)		$2,060	2,120
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/2029 (i)		2,870	2,136
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/2029 (i)		3,320	2,393
Cheplapharm Arzneimittel GmbH 7.500% due 05/15/2030 (i)	EUR	400	467
Cogent Communications Group LLC/Cogent Finance, Inc.
7.000% due 06/15/2027 (i)		$580	573
7.000% due 06/15/2027		100	99
Directv Financing LLC 8.875% due 02/01/2030 (i)		100	100
DISH DBS Corp.
5.250% due 12/01/2026 (i)		4,820	4,781
5.750% due 12/01/2028 (i)		17,600	17,033
7.750% due 07/01/2026 (i)		2,500	2,495
Ecopetrol SA
4.625% due 11/02/2031 (i)		600	534
7.750% due 02/01/2032 (i)		12,800	12,937
Flora Food Management BV 7.500% due 10/31/2030	EUR	500	573
GSG Bidco Ltd. 6.375% due 06/15/2051		1,000	1,148
Incora Intermediate II LLC (0.500% PIK) 0.500% due 01/31/2030 «(b)		$2,627	2,627
Incora Top Holdco LLC 6.000% due 01/30/2033 «(h)		1,826	2,765
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (i)		1,438	1,361

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Motion Finco SARL 7.375% due 06/15/2030 (i)	EUR	1,400	1,405
MPH Acquisition Holdings LLC 5.750% due 12/31/2030 (i)		$5,000	3,831
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (b)(i)		3,362	3,042
National Mentor Holdings, Inc. 10.500% due 12/15/2030 (i)		1,100	1,136
Newfold Digital Holdings Group, Inc. 7.269% due 04/30/2029		3,878	1,834
Nissan Motor Co. Ltd. 7.500% due 07/17/2030 (i)		400	403
Ocado Group PLC
10.500% due 08/08/2029 (i)	GBP	4,500	5,890
11.000% due 06/15/2030 (i)		2,810	3,714
Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(c)		$3,300	1,136
9.750% due 05/17/2035 ^(c)		1,900	794
Petroleos Mexicanos 6.700% due 02/16/2032 (i)		1,978	1,937
ProFrac Holdings II LLC 10.932% (TSFR3M + 7.250%) due 01/23/2029 ~(i)		2,496	2,490
Sonangol Finance Ltd. 10.000% due 01/29/2031		2,100	2,094
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027	GBP	117	169
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030 (i)	EUR	4,800	4,809
9.500% due 05/15/2030 (i)		$1,200	1,061
U.S. Renal Care, Inc. 10.625% due 06/28/2028		4,470	3,732
Ubisoft Entertainment SA 0.878% due 11/24/2027 (i)	EUR	3,200	2,988
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	10,300	871
Venture Global LNG, Inc. 9.500% due 02/01/2029 (i)		$820	887
Viridien
8.500% due 10/15/2030 (i)	EUR	1,989	2,420
10.000% due 10/15/2030 (i)		$1,245	1,326
VZ Secured Financing BV 7.500% due 01/15/2033 (i)		1,200	1,132

			120,267

UTILITIES 3.3%
Altice Holdings 1 SARL 0.010% due 12/31/2099 «	EUR	15	204
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 ^(b)(c)		$17,124	8,305
OI SA (8.500% PIK) 8.500% due 12/31/2028 ^(b)(c)		35,764	380
Peru LNG SRL 5.375% due 03/22/2030 (i)		7,056	6,854
Petersen Claim Units 0.000% due 12/31/2099 «(h)		46	206
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 6.500% due 02/15/2029 (i)		6,725	6,538

			22,487

Total Corporate Bonds & Notes (Cost $231,973)			184,907

CONVERTIBLE BONDS & NOTES 0.2%
INDUSTRIALS 0.2%
Ubisoft Entertainment SA 2.375% due 11/15/2028	EUR	1,200	1,325

Total Convertible Bonds & Notes (Cost $1,347)			1,325

U.S. GOVERNMENT AGENCIES 6.9%
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
4.500% due 02/25/2059 - 11/25/2061 ~(i)		$14,394	13,764
4.750% due 08/25/2058 ~(i)		7,602	7,419
Federal Home Loan Mortgage Corp. STACR REMICS Trust
10.762% due 01/25/2042 •(i)		2,000	2,076
11.162% due 10/25/2041 •(i)		7,400	7,612
11.462% due 11/25/2041 •(i)		6,229	6,442
Federal National Mortgage Association Connecticut Avenue Securities Trust
9.662% due 10/25/2041 •(i)		4,755	4,854

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

13.162% due 03/25/2042 •(i)		5,200	5,558

Total U.S. Government Agencies (Cost $46,353)			47,725

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
4.875% due 08/15/2045 (k)(m)		386	385
U.S. Treasury Notes
4.250% due 08/15/2035 (k)(m)		724	721

Total U.S. Treasury Obligations (Cost $1,138)			1,106

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.6%
245 Park Avenue Trust 3.657% due 06/05/2037 ~(i)		2,680	2,610
Ashford Hospitality Trust 6.945% due 04/15/2035 •(i)		14,536	14,342
Banc of America Funding Trust 6.500% due 07/25/2047		820	637
BBCCRE Trust 4.563% due 08/10/2033 ~(i)		5,370	4,310
BBCMS Mortgage Trust 3.688% due 02/15/2053 ~(i)		4,785	3,001
BCAP LLC Trust
1.145% due 11/27/2036 •(i)		38,346	8,467
3.640% due 04/25/2038 ~(i)		2,883	2,221
BCP Trust 7.425% due 06/15/2038 •(i)		5,500	415
Beast Mortgage Trust
7.237% due 03/15/2036 •(i)		6,750	1,093
8.237% due 03/15/2036 •(i)		2,500	274
BMO Mortgage Trust
3.269% due 02/17/2055 ~(i)		9,615	9,156
3.939% due 02/17/2055 ~(i)		11,000	8,124
BSST Mortgage Trust
9.173% due 02/15/2037 •(i)		8,800	422
10.173% due 02/15/2037 •		1,500	41
CHL Mortgage Pass-Through Trust 6.500% due 01/25/2038 (i)		13,893	5,773
CLNY Trust
6.059% due 11/15/2038 •(i)		2,300	2,205
6.755% due 11/15/2038 •(i)		1,600	1,508
CSMC Trust 6.994% due 07/15/2032 •(i)		12,000	11,937
DOLP Trust 3.704% due 05/10/2041 ~(i)		14,250	10,555
GSMSC Resecuritization Trust 3.362% due 11/26/2037 (i)		10,882	10,278
JP Morgan Chase Commercial Mortgage Securities Trust
6.020% due 12/15/2031 •(i)		5,025	4,918
6.227% due 06/15/2038 •(i)		3,276	2,727
6.887% due 03/15/2036 •(i)		2,000	1,090
7.427% due 06/15/2038 •		250	162
7.637% due 03/15/2036 •(i)		12,756	6,095
8.637% due 03/15/2036 •		1,000	258
MRCD Mortgage Trust 2.718% due 12/15/2036 (i)		16,198	8,815
New Orleans Hotel Trust 6.409% due 04/15/2032 •(i)		12,700	12,476
New Residential Mortgage Loan Trust 3.828% due 11/25/2059 ~(i)		15,500	9,108
Project Cashmere
0.000% due 12/30/2057 «(a)	AUD	6,100	4,209
7.563% due 12/30/2057 «(a)		2,400	1,656
8.643% due 12/30/2057 «(a)		2,700	1,863
SFO Commercial Mortgage Trust
6.187% due 05/15/2038 •		$340	337
6.687% due 05/15/2038 •(i)		6,500	6,431
Stratton Hawksmoor PLC
5.745% due 02/25/2053 •(i)	GBP	3,800	5,021
6.495% due 02/25/2053 •(i)		8,379	11,071
Uropa Securities PLC 3.381% due 10/10/2040 •(i)	EUR	2,640	2,822
WaMu Mortgage Pass-Through Certificates Trust 4.693% due 10/25/2045 •(i)		$7,152	6,336
Wells Fargo Commercial Mortgage Trust 4.928% due 12/15/2039 ~(i)		8,600	7,484

Total Non-Agency Mortgage-Backed Securities (Cost $236,934)			190,248

ASSET-BACKED SECURITIES 29.7%
AUTOMOBILE ABS OTHER 0.3%
Flagship Credit Auto Trust 0.000% due 06/15/2029 «(f)		25	0

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Santander Bank Auto Credit-Linked Notes
7.762% due 06/15/2032		565	574
10.171% due 06/15/2032		732	752
13.030% due 06/15/2032		847	876

			2,202

AUTOMOBILE SEQUENTIAL 0.7%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «(i)		4,832	4,901

HOME EQUITY OTHER 19.8%
ACE Securities Corp. Home Equity Loan Trust
4.213% due 04/25/2036 •(i)		24,347	19,614
4.233% due 08/25/2036 •(i)		20,667	4,685
Aegis Asset-Backed Securities Trust 4.768% due 06/25/2035 •(i)		4,500	1,431
Bear Stearns Asset-Backed Securities I Trust 4.843% due 07/25/2034 •(i)		3,620	3,895
BNC Mortgage Loan Trust 4.083% due 05/25/2037 •(i)		16,250	14,188
Countrywide Asset-Backed Certificates Trust
4.053% due 06/25/2047 •(i)		15,238	12,737
4.168% due 06/25/2047 •(i)		10,600	9,589
4.763% due 08/25/2047 •(i)		2,000	1,791
GSAMP Trust
4.213% due 05/25/2046 •(i)		13,995	12,597
4.738% due 07/25/2045 •(i)		15,226	11,807
Home Equity Mortgage Loan Asset-Backed Trust 4.708% due 10/25/2035 •(i)		11,200	10,006
HSI Asset Securitization Corp. Trust 4.603% due 12/25/2035 •(i)		13,243	10,544
Long Beach Mortgage Loan Trust 5.368% due 02/25/2035 •(i)		10,308	9,631
Merrill Lynch Mortgage Investors Trust 4.843% due 04/25/2036 •(i)		5,987	5,447
Saxon Asset Securities Trust 4.083% due 01/25/2047 •(i)		1,713	1,675
Structured Asset Securities Corp. Mortgage Loan Trust 5.218% due 02/25/2036 •(i)		6,876	6,640

			136,277

WHOLE LOAN COLLATERAL 3.1%
First Franklin Mortgage Loan Trust 4.103% due 10/25/2036 •(i)		14,744	12,366
Securitized Asset-Backed Receivables LLC Trust 4.393% due 11/25/2035 •(i)		5,029	4,396
Specialty Underwriting & Residential Finance Trust 5.593% due 12/25/2035 •(i)		4,749	4,646

			21,408

OTHER ABS 5.8%
College Avenue Student Loans Trust
0.000% due 06/25/2054 «(f)		5	2,778
8.660% due 06/25/2054 (i)		914	966
Cologix Canadian Issuer LP 7.740% due 01/25/2052 (i)	CAD	5,400	3,828
Deer Park CLO DAC 0.000% due 10/15/2034 ~	EUR	4,000	1,886
Duke Funding VI Ltd. 7.250% due 04/08/2039 •(i)		$125,567	9,688
LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(f)		7,600	716
0.000% due 05/15/2028 (f)		7,554	863
RR 1 LLC 0.000% due 07/15/2117 ~		3,200	395
RR 17 Ltd. 0.000% due 07/15/2034 ~		4,000	1,232
RR 7 Ltd. 0.000% due 01/15/2120 ~(i)		14,600	3,306
SMB Private Education Loan Trust
0.000% due 11/16/2054 «(f)		9	6,620
0.000% due 02/16/2055 «(f)		5	4,450
Upstart Securitization Trust 7.410% due 09/20/2035 (i)		3,500	3,559

			40,287

Total Asset-Backed Securities (Cost $249,087)			205,075

SOVEREIGN ISSUES 9.4%
Angola Government International Bonds 8.000% due 11/26/2029 (i)		700	693

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Argentina Republic Government International Bonds
0.750% due 07/09/2030 þ(i)		504	423
3.500% due 07/09/2041 þ(i)		1,700	1,141
4.125% due 07/09/2035 þ(i)		1,100	797
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		1,578	1,529
Colombia Government International Bonds 1.000% due 03/26/2031	COP	284,700	60
Colombia TES
1.000% due 08/22/2029		212,300	54
9.250% due 05/28/2042		146,000	30
11.000% due 08/22/2029		3,361,600	848
11.500% due 07/25/2046		73,000	18
11.750% due 01/24/2035		50,271,500	12,464
12.000% due 03/13/2058		481,000	118
12.750% due 11/28/2040		560,000	148
Congolese International Bonds 9.500% due 02/17/2035 (i)		$400	361
Dominican Republic International Bonds 10.500% due 03/15/2037 (i)	DOP	351,800	6,040
Ecuador Government International Bonds
0.000% due 07/31/2030 (f)(i)		$2,430	2,037
8.750% due 01/29/2034 (i)		5,700	5,609
Egypt Government Bonds 19.698% due 10/14/2030	EGP	467,300	8,418
Republic of Kenya Government International Bonds
7.875% due 02/26/2034 (i)		$1,900	1,729
8.700% due 02/26/2039 (i)		1,900	1,724
Romania Government International Bonds
5.875% due 07/11/2032 (i)	EUR	2,300	2,697
6.250% due 09/10/2034		3,400	3,993
Russia Foreign Bonds - Eurobond
5.625% due 04/04/2042		$8,800	6,160
5.875% due 09/16/2043		200	137
Turkiye Government Bonds
39.740% (BISTREFI) due 05/17/2028 ~(i)	TRY	27,900	626
40.299% (BISTREFI) due 09/06/2028 ~(i)		240,100	5,381
Venezuela Government International Bonds
9.250% due 09/15/2027 ^(c)(i)		$1,800	864
9.250% due 05/07/2028 ^(c)(i)		600	276
11.750% due 10/21/2026 ^(c)		100	52
11.950% due 08/05/2031 ^(c)		300	154

Total Sovereign Issues (Cost $63,491)			64,581

		SHARES
COMMON STOCKS 6.5%
CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(d)(h)		39,030,044	0
West Marine «(d)(h)		8,371	53

			53

FINANCIALS 1.3%
Banca Monte dei Paschi di Siena SpA		1,073,500	9,367

HEALTH CARE 4.6%
AmSurg Corp. «(d)(h)		718,727	31,606

INDUSTRIALS 0.6%
Incora New Equity «(d)(h)		80,167	3,036
Luxco Co. Ltd. «(d)(h)		60,652	1,122

			4,158

REAL ESTATE 0.0%
MNSN Holdings, Inc. «(d)(h)		3,863	239

Total Common Stocks (Cost $37,251)			45,423

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/08/2028 «		14,259	0

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Total Warrants (Cost $0)			0

PREFERRED SECURITIES 6.9%
BANKING & FINANCE 0.9%
ADLER Group SA «		3,298,852	0
WAFC Voussoir «		6,320,668	6,321

			6,321

INDUSTRIALS 6.0%
Atlas Re Ltd. «		59	5,925
Clover Holdings, Inc. 0.000% «(h)		12,441	235
Mustang Express Ltd. 0.000% «		21,186	21,636
SVB Financial Trust
0.000% due 11/07/2032 (f)		19,600	1
11.000% due 11/07/2032		4,403	2,081
Syniverse Holdings, Inc. 12.500% «(h)		12,788,269	10,760
Venture Global LNG, Inc. 9.000% due 09/30/2029 •(g)		470,000	468

			41,106

Total Preferred Securities (Cost $49,382)			47,427

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.3%
EGYPT TREASURY BILLS 0.5%
24.304% due 08/04/2026 - 11/17/2026 (e)(f)	EGP	194,200	3,260

NIGERIA TREASURY BILLS 2.2%
20.606% due 01/14/2027 - 01/28/2027 (e)(f)	NGN	24,105,300	15,151

TURKEY TREASURY BILLS 0.0%
38.693% due 04/07/2026 (e)(f)	TRY	9,000	201

U.S. TREASURY BILLS 0.6%
3.681% due 04/07/2026 - 07/21/2026 (e)(f)(k)(m)		$4,530	4,505

Total Short-Term Instruments (Cost $23,345)			23,117

Total Investments in Securities (Cost $1,227,943)			1,083,862

		SHARES
INVESTMENTS IN AFFILIATES 11.7%
COMMON STOCKS 0.9%
AFFILIATED INVESTMENTS 0.9%
Market Garden †«‡(h)		5,412,622	6,019

Total Common Stocks (Cost $5,413)			6,019

SHORT-TERM INSTRUMENTS 10.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.8%
PIMCO Short-Term Floating NAV Portfolio III		7,672,172	74,719

Total Short-Term Instruments (Cost $74,676)			74,719

Total Investments in Affiliates (Cost $80,089)			80,738

Total Investments 168.8% (Cost $1,308,032)			$1,164,600
Financial Derivative Instruments (j)(l) 0.4%(Cost or Premiums, net $11,919)			2,847
Other Assets and Liabilities, net (69.2)%			(477,469)

Net Assets 100.0%			$689,978

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

†		Represents co-investment made with Company’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission.
^		Security is in default.
«		Security valued using significant unobservable inputs (Level 3).
µ		All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ		Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
‡		Insurance-Linked Investments.
(a)		When-issued security.
(b)		Payment in-kind security.
(c)		Security is not accruing income as of the date of this report.
(d)		Security did not produce income within the last twelve months.
(e)		Coupon represents a weighted average yield to maturity.
(f)		Zero coupon security.
(g)		Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)		RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

AmSurg Corp.		11/02/2023 - 11/06/2023		$30,032	$31,606	4.58%
Clover Holdings, Inc.		12/09/2024 - 03/10/2025		186	235	0.03
Incora New Equity		01/31/2025		3,894	3,036	0.44
Incora Top Holdco LLC 6.000% due 01/30/2033		01/31/2025 - 01/31/2026		1,826	2,765	0.40
Luxco Co. Ltd.		10/01/2025		1,068	1,122	0.16
MNSN Holdings, Inc.		03/16/2023 - 03/29/2023		43	239	0.03
Market Garden		03/13/2024		5,413	6,019	0.87
Petersen Claim Units 0.000% due 12/31/2099		12/08/2025 - 03/17/2026		1,323	206	0.03
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 11/30/2025		12,622	10,760	1.56
West Marine		09/12/2023		120	53	0.01

				$56,527	$56,041	8.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	(0.500)%	01/26/2026	TBD(2)	EUR	(342)	$(395)
	1.700	02/10/2026	TBD(2)		(2,384)	(2,762)
	1.800	02/10/2026	TBD(2)		(674)	(781)
	2.268	03/12/2026	06/12/2026		(792)	(917)
	4.050	02/03/2026	TBD(2)	GBP	(3,011)	(4,011)
	4.750	03/18/2026	09/14/2026		$(4,559)	(4,568)
	4.830	01/27/2026	07/23/2026		(49,776)	(50,205)
	4.830	03/18/2026	09/14/2026		(6,852)	(6,865)
BRC	1.400	02/11/2026	TBD(2)	EUR	(357)	(413)
	1.500	09/29/2025	TBD(2)		(323)	(376)
	1.600	02/11/2026	TBD(2)		(272)	(315)
	1.650	02/11/2026	TBD(2)		(1,704)	(1,974)
	2.000	02/26/2026	TBD(2)		(2,513)	(2,910)
	3.250	12/19/2025	TBD(2)	GBP	(100)	(134)
	3.580	03/06/2026	TBD(2)		$(780)	(782)
	4.000	02/06/2026	TBD(2)		(628)	(631)
	4.000	03/23/2026	TBD(2)		(2,461)	(2,463)
	4.050	03/05/2026	TBD(2)		(364)	(365)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

	4.200	03/05/2026	TBD(2)		(281)	(282)
	4.650	03/05/2026	TBD(2)		(342)	(344)
	4.730	01/20/2026	04/20/2026		(10,793)	(10,894)
	4.800	02/02/2026	06/02/2026		(4,832)	(4,869)
	4.800	02/09/2026	04/10/2026		(4,381)	(4,411)
	4.800	03/27/2026	04/08/2026		(1,096)	(1,097)
	4.820	03/10/2026	06/10/2026		(1,277)	(1,280)
	4.830	12/19/2025	04/20/2026		(4,252)	(4,312)
	4.830	01/20/2026	04/20/2026		(21,590)	(21,797)
	4.850	02/02/2026	06/02/2026		(228)	(229)
	4.920	01/22/2026	04/22/2026		(2,188)	(2,208)
BYR	4.110	03/03/2026	06/01/2026		(4,063)	(4,077)
	4.130	01/21/2026	04/21/2026		(9,722)	(9,800)
	4.130	02/03/2026	07/31/2026		(4,802)	(4,834)
	4.130	03/10/2026	07/31/2026		(1,865)	(1,869)
	4.130	03/18/2026	04/21/2026		(5,988)	(5,998)
	4.130	03/31/2026	04/21/2026		(2,180)	(2,180)
	4.155	03/25/2026	05/26/2026		(6,373)	(6,378)
CEW	4.120	02/26/2026	05/27/2026		(2,022)	(2,030)
	5.020	01/20/2026	04/20/2026		(1,471)	(1,486)
DBL	2.100	02/23/2026	TBD(2)	EUR	(1,195)	(1,385)
	3.900	12/12/2025	TBD(2)		$(81)	(82)
	3.950	12/12/2025	TBD(2)		(5,946)	(6,018)
	3.950	03/26/2026	TBD(2)		(1,047)	(1,047)
	4.100	03/06/2026	04/06/2026		(5,795)	(5,812)
	4.416	02/06/2026	05/08/2026		(2,835)	(2,854)
	4.620	03/13/2026	05/08/2026		(3,896)	(3,906)
	4.770	03/13/2026	05/08/2026		(13,993)	(14,028)
	4.870	03/13/2026	05/08/2026		(8,818)	(8,841)
	4.907	03/04/2026	06/02/2026		(155)	(156)
	4.916	02/06/2026	05/08/2026		(3,489)	(3,515)
	5.040	02/10/2026	05/08/2026		(2,008)	(2,022)
	5.157	03/04/2026	06/02/2026		(1,407)	(1,412)
	5.170	03/13/2026	05/08/2026		(7,346)	(7,366)
DEU	3.970	03/06/2026	TBD(2)		(1,111)	(1,114)
	3.970	03/10/2026	TBD(2)		(1,034)	(1,036)
	4.000	02/02/2026	TBD(2)		(619)	(623)
IND	4.090	03/04/2026	06/04/2026		(362)	(363)
MEI	4.278	03/11/2026	06/11/2026	GBP	(3,025)	(4,014)
	4.428	03/13/2026	05/13/2026		(6,209)	(8,238)
MSB	4.530	02/04/2026	08/03/2026		$(535)	(539)
	4.630	03/31/2026	09/30/2026		(2,059)	(2,059)
	4.680	02/04/2026	08/03/2026		(3,176)	(3,199)
	4.680	03/18/2026	07/16/2026		(477)	(478)
	4.730	02/06/2026	08/05/2026		(2,831)	(2,851)
	4.780	02/06/2026	08/05/2026		(4,020)	(4,049)
	4.880	02/06/2026	08/05/2026		(5,331)	(5,370)
MSC	4.100	03/20/2026	05/01/2026		(1,895)	(1,898)
MYI	1.350	03/26/2026	TBD(2)	EUR	(84)	(97)
	1.500	02/10/2026	TBD(2)		(273)	(316)
	2.788	03/11/2026	06/11/2026		(1,922)	(2,225)
	3.950	03/23/2026	TBD(2)	GBP	(1,172)	(1,553)
MZF	4.730	03/24/2026	09/24/2026		$(62,830)	(62,896)
NOM	3.950	02/25/2026	TBD(2)		(684)	(686)
	4.000	02/25/2026	TBD(2)		(609)	(612)
	4.150	03/25/2026	TBD(2)		(1,583)	(1,585)
RBC	3.590	03/05/2026	05/14/2026	CAD	(3,603)	(2,597)
RTA	4.155	02/20/2026	08/20/2026		$(2,203)	(2,213)
	4.155	03/02/2026	09/02/2026		(4,521)	(4,537)
	4.155	03/03/2026	08/20/2026		(85)	(85)
	4.155	03/11/2026	09/11/2026		(721)	(722)
	4.155	03/18/2026	09/18/2026		(857)	(859)
	4.210	03/09/2026	07/09/2026		(1,688)	(1,692)
	4.255	03/25/2026	04/27/2026		(14,634)	(14,646)
	4.430	03/04/2026	06/04/2026		(2,121)	(2,128)
	4.600	03/18/2026	09/18/2026		(8,661)	(8,677)
	4.670	03/09/2026	07/09/2026		(1,720)	(1,725)
	4.730	01/28/2026	07/28/2026		(1,208)	(1,218)
	4.780	01/28/2026	07/28/2026		(1,233)	(1,243)
SBI	4.476	03/27/2026	07/27/2026		(771)	(772)
SCX	4.020	03/03/2026	04/02/2026		(1,651)	(1,657)
	4.050	01/30/2026	TBD(2)		(1,055)	(1,062)
	4.050	02/03/2026	TBD(2)		(5,748)	(5,785)
	4.050	02/06/2026	TBD(2)		(4,913)	(4,943)
SOG	2.180	02/26/2026	TBD(2)	EUR	(559)	(648)
	2.220	01/30/2026	TBD(2)		(1,662)	(1,929)
	3.970	12/12/2025	TBD(2)		$(1,202)	(1,217)
	3.970	03/10/2026	TBD(2)		(380)	(381)
	3.990	03/10/2026	TBD(2)		(5,458)	(5,471)
	4.000	02/10/2026	TBD(2)	GBP	(1,645)	(2,189)
	4.190	01/07/2026	04/07/2026		$(1,589)	(1,605)
	4.190	01/08/2026	04/08/2026		(896)	(905)
	4.190	03/17/2026	04/08/2026		(336)	(337)
	4.630	03/19/2026	09/18/2026		(1,248)	(1,250)
	4.730	02/20/2026	08/20/2026		(3,291)	(3,308)
	4.780	02/09/2026	08/07/2026		(740)	(745)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

UBS	2.090	02/26/2026	TBD(2)	EUR	(2,461)	(2,850)
2.170	02/26/2026	TBD(2)	(370)	(429)
2.220	03/06/2026	06/08/2026	(5,183)	(6,001)
2.329	03/26/2026	06/25/2026	(1,086)	(1,256)
4.000	02/26/2026	TBD(2)	GBP	(1,963)	(2,607)
4.600	01/06/2026	04/06/2026	$(5,453)	(5,513)
4.670	01/23/2026	04/23/2026	(6,189)	(6,243)
4.670	03/31/2026	04/01/2026	(1,495)	(1,495)
4.670	04/01/2026	04/23/2026	(997)	(997)
4.700	01/06/2026	04/06/2026	(5,914)	(5,980)
4.820	01/23/2026	04/23/2026	(4,275)	(4,314)
4.900	10/16/2025	04/16/2026	(8,456)	(8,648)

Total Reverse Repurchase Agreements	$(458,366)

(i)	Securities with an aggregate market value of $575,167 and cash of $4,694 have been pledged as collateral under the terms of master agreements as of March 31, 2026.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2026 was $(437,332) at a weighted average interest rate of 4.773%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract March Futures	06/2026	16	$(3,853)	$60	$0	$0

Total Futures Contracts	$60	$0	$0

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2026(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Venture Global LNG, Inc.	5.000%	Quarterly	12/20/2030	2.514%	$7,800	$178	$630	$808	$33	$0
Worldline SA/France	5.000%	Quarterly	12/20/2027	10.088	EUR	400	(39)	4	(35)	0	(6)
Worldline SA/France	5.000	Quarterly	12/20/2028	10.418	100	(14)	2	(12)	0	(1)
Worldline SA/France	5.000	Quarterly	12/20/2030	10.922	10,900	(1,781)	(489)	(2,270)	0	(161)

$(1,656)	$147	$(1,509)	$33	$(168)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	1,400	$(6)	$(54)	$(60)	$5	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2027	$239,300	2,405	(2,002)	403	102	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2028	84,900	1,218	(847)	371	57	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	1,400	(26)	22	(4)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030	111,900	(1,026)	(1,204)	(2,230)	109	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031	81,820	610	(1,057)	(447)	86	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035	8,500	(139)	210	71	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045	5,250	102	195	297	10	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	25,600	6,320	4,100	10,420	71	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	17,400	4,191	2,722	6,913	50	0

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	3.400	Annual	12/21/2052	22,900	40	2,806	2,846	74	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	3,605	4,281	0	(49)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	22,900	313	2,515	2,828	27	0

$14,678	$11, 011	$25,689	$591	$(57)

Total Swap Agreements	$13,022	$11,158	$24,180	$624	$(225)

(k)	Securities with an aggregate market value of $1,734 and cash of $18,659 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2026.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2026	CAD	5,311	$3,885	$67	$0
04/2026	DOP	165,779	2,713	12	(13)
04/2026	EUR	303	348	0	(2)
04/2026	JPY	72,395	454	0	(2)
04/2026	$2,712	EUR	2,334	0	(15)
04/2026	101	TRY	4,576	1	0
05/2026	DOP	3,699	$57	0	(4)
05/2026	$349	EUR	303	2	0
05/2026	454	JPY	72,177	2	0
BPS	04/2026	CAD	566	$418	11	0
05/2026	JPY	1,126,200	7,079	0	(38)
05/2026	$149	KWD	46	0	(2)
06/2026	107	33	0	(1)
07/2026	67	20	0	(1)
06/2027	52	16	0	(1)
05/2029	KWD	238	$820	39	0
07/2029	17	60	3	0
05/2030	163	560	26	0
BRC	04/2026	HKD	2,335	298	0	0
04/2026	TRY	281,673	6,122	0	(92)
04/2026	$8,604	TRY	387,978	45	0
04/2026	ZAR	5,643	$345	12	0
05/2026	TRY	84,430	1,812	0	(11)
05/2026	$232	TRY	10,778	0	0
BSH	04/2026	JPY	400,148	$2,507	0	(15)
04/2026	$8,200	GBP	6,160	0	(47)
05/2026	GBP	6,160	$8,200	47	0
05/2026	$2,507	JPY	398,942	15	0
CBK	04/2026	EUR	2,730	$3,167	12	0
04/2026	$7,470	GBP	5,635	0	(11)
05/2026	EUR	5,297	$6,083	0	(49)
06/2026	COP	16,496,311	4,388	0	(29)
08/2026	31,890,564	8,388	0	(29)
09/2026	5,358,867	1,384	0	(21)
DUB	04/2026	HKD	11,332	1,449	2	0
FAR	04/2026	GBP	13,824	18,681	384	0
04/2026	JPY	498,220	3,122	0	(18)
04/2026	$2,919	GBP	2,158	0	(63)
04/2026	996	JPY	155,555	0	(15)
05/2026	3,122	496,715	17	0
GLM	04/2026	DOP	101,215	$1,568	0	(91)
05/2026	87,462	1,351	0	(87)
06/2026	12,519	204	0	(1)
09/2026	11,373	180	0	(4)
IND	04/2026	EUR	112,137	132,409	2,796	0
JPM	04/2026	HKD	13,223	1,691	3	0
04/2026	$2,884	CAD	3,931	0	(58)
04/2026	1,242	EUR	1,058	0	(19)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

04/2026	ZAR	15,067	$902	13	0
MBC	04/2026	GBP	129	173	2	0
04/2026	JPY	154,008	963	0	(7)
04/2026	$2,093	EUR	1,809	1	(3)
04/2026	1,102	JPY	171,372	0	(22)
05/2026	EUR	629	$724	0	(4)
05/2026	$963	JPY	153,542	7	0
NGF	04/2026	1,599	TRY	73,638	3	0
05/2026	864	39,904	0	(2)
SCX	04/2026	1,407	CAD	1,948	0	(7)
04/2026	784	JPY	122,338	0	(13)
05/2026	CAD	1,945	$1,407	7	0
SOG	04/2026	EUR	2,272	2,688	62	0
04/2026	$129,625	EUR	112,241	201	(92)
04/2026	4,337	JPY	674,769	0	(85)
05/2026	EUR	108,798	$125,749	0	(197)
06/2026	EGP	3,045	56	3	0
SSB	04/2026	$5	JPY	791	0	0

Total Forward Foreign Currency Contracts	$3,795	$(1,171)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2026(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	2.711%	$900	$(174)	$136	$0	$(38)
BRC	Egypt Government International Bonds	1.000	Quarterly	12/20/2028	3.550	3,000	(520)	332	0	(188)
Egypt Government International Bonds	1.000	Quarterly	06/20/2029	3.628	800	(171)	111	0	(60)
Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.738	JPY	100,000	(55)	8	0	(47)
CBK	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	3.980	$400	(47)	52	5	0
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	471	0	3	3	0
Petroleos Mexicanos «	4.850	Monthly	07/06/2026	—◆	823	0	5	5	0
GST	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	3.980	900	(82)	94	12	0
JPM	Ecuador Government International Bonds	5.000	Quarterly	06/20/2027	2.178	400	13	1	14	0
Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.738	JPY	50,000	(28)	5	0	(23)
MYC	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	2.754	$2,400	16	26	42	0
Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.738	JPY	100,000	(55)	9	0	(46)

$(1,103)	$782	$81	$(402)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	1-Day USD-SOFR Compounded-OIS	Maturity	04/30/2026	204	0	145	145	0

Total Swap Agreements	$(1,103)	$927	$226	$(402)

(m)

Securities with an aggregate market value of $560 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2026.

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2026 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2026

Investments in Securities, at Value
Loan Participations and Assignments	$0	$166,549	$106,379	$272,928
Corporate Bonds & Notes
Banking & Finance	0	42,153	0	42,153
Industrials	0	114,875	5,392	120,267
Utilities	0	22,077	410	22,487
Convertible Bonds & Notes
Industrials	0	1,325	0	1,325
U.S. Government Agencies	0	47,725	0	47,725
U.S. Treasury Obligations	0	1,106	0	1,106
Non-Agency Mortgage-Backed Securities	0	182,520	7,728	190,248
Asset-Backed Securities
Automobile ABS Other	0	2,202	0	2,202
Automobile Sequential	0	0	4,901	4,901
Home Equity Other	0	136,277	0	136,277
Whole Loan Collateral	0	21,408	0	21,408
Other ABS	0	25,723	14,564	40,287
Sovereign Issues	0	64,581	0	64,581
Common Stocks
Consumer Discretionary	0	0	53	53
Financials	0	9,367	0	9,367
Health Care	0	0	31,606	31,606
Industrials	0	0	4,158	4,158
Real Estate	0	0	239	239
Preferred Securities
Banking & Finance	0	0	6,321	6,321
Industrials	0	2,550	38,556	41,106
Short-Term Instruments
Egypt Treasury Bills	0	3,260	0	3,260
Nigeria Treasury Bills	0	15,151	0	15,151
Turkey Treasury Bills	0	201	0	201
U.S. Treasury Bills	0	4,505	0	4,505

$0	$863,555	$220,307	$1,083,862
Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	6,019	6,019
Short-Term Instruments
Central Funds Used for Cash Management Purposes	74,719	0	0	74,719

$74,719	$0	$6,019	$80,738

Total Investments	$74,719	$863,555	$226,326	$1,164,600

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	624	0	624
Over the counter	0	4,013	8	4,021

$0	$4,637	$8	$4,645
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(225)	0	(225)
Over the counter	0	(1,573)	0	(1,573)

$0	$(1,798)	$0	$(1,798)

Total Financial Derivative Instruments	$0	$2,839	$8	$2,847

Totals	$74,719	$866,394	$226,334	$1,167,447

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2026:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2026 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$69,500	$8,601	$(13,566)	$242	$87	$(879)	$42,394	$0	$106,379	$(754)
Corporate Bonds & Notes
Banking & Finance	58	0	(20)	0	0	(4)	0	(34)	0	0
Industrials	7,749	345	(4,118)	82	0	1,334	0	0	5,392	275
Utilities	0	1,496	0	(3)	0	(1,083)	0	0	410	(1,083)
Non-Agency Mortgage-Backed Securities	0	7,322	0	0	0	406	0	0	7,728	406

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2026 (Unaudited)

Asset-Backed Securities
Automobile Sequential	5,082	0	(169)	0	0	(12)	0	0	4,901	(9)
Other ABS	16,763	0	0	0	0	(1,336)	0	(863)	14,564	(1,212)
Common Stocks
Consumer Discretionary	53	0	0	0	0	0	0	0	53	0
Health Care	32,448	0	0	0	0	(842)	0	0	31,606	(842)
Industrials	2,709	3,777	(2,750)	0	41	381	0	0	4,158	382
Real Estate(3)	16	0	0	0	0	223	0	0	239	223
Preferred Securities
Banking & Finance	0	6,321	0	0	0	0	0	0	6,321	0
Industrials	17,611	22,288	0	0	0	(1,343)	0	0	38,556	(1,343)

	$151,989	$50,150	$(20,623)	$321	$128	$(3,155)	$42,394	$(897)	$220,307	$(3,957)
Investments in Affiliates
Common Stocks
Affiliated Investments	$9,950	$0	$(4,696)	$0	$0	$765	$0	$0	$6,019	$691
Financial Derivative Instruments- Assets
Over the counter	$24	$0	$(10)	$0	$0	$(6)	$0	$0	$8	$(7)

Totals	$161,963	$50,150	$(25,329)	$321	$128	$(2,396)	$42,394	$(897)	$226,334	$(3,273)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2026	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$14,580	Comparable Companies			EBITDA Multiple		X	16.360	—
		41,656	Discounted Cash Flow			Discount Rate			6.062 - 22.746	8.859
		4,509	Indicative Market Quotation			Broker Quote			101.250	—
		3,000	Recent Transaction			Purchase Price			100.000	—
		42,634	Third Party Vendor			Broker Quote			76.000 - 122.000	113.149
Corporate Bonds & Notes
Industrials		5,392	Comparable Companies / Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/%	12.500/10.000	—
Utilities		206	Indicative Market Quotation			Broker Quote			450.000	—
		204	Indicative Market Quotation			Broker Quote		EUR	12.000	—
Non-Agency Mortgage-Backed Securities		7,728	Recent Transaction			Purchase Price			100.000	—
Asset-Backed Securities
Automobile Sequential		4,901	Discounted Cash Flow			Discount Rate			10.420	—
Other ABS		14,564	Discounted Cash Flow			Discount Rate			12.500 - 15.000	13.230
Common Stocks
Consumer Discretionary		53	Comparable Companies / Discounted Cash Flow			Revenue Multiple / Discount Rate		X/%	0.500/20.750	—
Health Care		31,606	Comparable Companies			EBITDA Multiple		X	16.360	—
Industrials		1,122	Indicative Market Quotation			Broker Quote		EUR	16.000	—
		3,036	Comparable Companies / Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/%	12.500/10.000	—
Real Estate		239	Other Valuation Techniques(4)			-			-	—
Preferred Securities
Banking & Finance		6,321	Recent transaction			Purchase price			$-	—
Industrials		235	Comparable Companies			Revenue/ EBITDA Multiple		X	4.625/18.000-	—
		23,781	Discounted Cash Flow			Discount Rate			3.734 -19.155	15.237
		14,540	Other Valuation Techniques(4)			-			-	—
Investments in Affiliates, at Value
Common Stocks
Affiliated Investments		6,019	Sum of the Parts			Discount Rate/Mortality Assumption		X/%	15.323/2015 ANB VBT Mortality Table	—
Financial Derivative Instruments- Assets
Over the counter		8	Indicative Market Quotation			Broker Quote			0.191 - 0.206	0.201

Total		$226,334

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)		Sector type updated from Financials to Real Estate since prior fiscal year end.
(4)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PAXSLS I LLC	12/31/2021	0.0%
RLM 4355 LLC	12/31/2021	0.0%

† A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other thanETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Notes to Financial Statements(Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements(Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2026, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund.A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange

Notes to Financial Statements(Cont.)

Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable.The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period endedMarch 31, 2026 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$64,290	$340,909	$(330,500)	$18	$2	$74,719	$1,909	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2026 (amounts in thousands†, except number of shares).

PIMCO Access Income Fund

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2026	Dividend Income	Shares Held at 03/30/2026
Market Garden Dogwood LLC	$9,950	$0	$(4,696)	$0	$765	$6,019	$0	5,412,622

† A zero balance may reflect actual amounts rounding to less than onethousand.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MZF	Mizuho Securities USA LLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	NOM	Nomura Securities International, Inc.

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	RBC	Royal Bank of Canada
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	RTA	RBC (Barbados) Trading Bank Corp.
CBK	Citibank N.A.	MEI	Merrill Lynch International	SBI	Citigroup Global Markets Ltd.
CEW	Canadian Imperial Bank of Commerce World Markets	MSB	Morgan Stanley Bank, N.A	SCX	Standard Chartered Bank, London
DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co. LLC.	SOG	Societe Generale Paris
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Bank, N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
AUD	Australian Dollar	EGP	Egyptian Pound	KWD	Kuwaiti Dinar
BRL	Brazilian Real	EUR	Euro	NGN	Nigerian Naira
CAD	Canadian Dollar	GBP	British Pound	TRY	Turkish New Lira
COP	Colombian Peso	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso	JPY	Japanese Yen	ZAR	South African Rand

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	EUR012M	12 Month EUR Swap Rate	MSMMUSTF	MSILF Money Market US Treasury Fund Index
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	SOFR	Secured Overnight Financing Rate
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	GSMMUSTF	Goldman Sachs Money Market US Treasury Fund Index	SONIO	Sterling Overnight Interbank Average Rate
CDOR06	6 month CDN Swap Rate	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR3M	Term SOFR 3-Month
EUR006M	6 Month EUR Swap Rate	JY0003M	3 Month JPY-LIBOR	TSFR6M	Term SOFR 6-Month

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit